UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 21, 2026
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THE HOME DEPOT, INC.
(Exact Name of Registrant as Specified in Charter)
 __________________

Delaware	1-8207	95-3261426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2455 Paces Ferry Road, Atlanta, Georgia 30339
(Address of Principal Executive Offices) (Zip Code)
(770) 433-8211
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
  __________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.05 Par Value Per Share	HD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The 2026 Annual Meeting of Shareholders of The Home Depot, Inc. (the “Company”) was held on May 21, 2026 (the “2026 Annual Meeting”), at which the Company’s shareholders approved amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to: (i) eliminate the monetary liability of certain officers in circumstances similar to, but more limited than, the protections that the Charter already affords to members of the Company’s Board of Directors, as permitted by Delaware law; and (ii) approve the implementation of miscellaneous amendments to the Company’s Charter (collectively, the “Proposed Amendments”).
The Proposed Amendments are described in detail under “Item 4: Company Proposal to Approve the Adoption of an Amendment to the Charter to Add Officer Exculpation” and “Item 5: Company Proposal to Approve the Implementation of Miscellaneous Amendments to the Charter” of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2026 (the “2026 Proxy Statement”). The description of the Proposed Amendments is qualified in its entirety by reference to the full text of the certificate of incorporation, as amended by the Proposed Amendments (the “Restated Charter”), which is filed as Exhibit 3.1 hereto and incorporated herein by reference. The Restated Charter became effective upon its filing with the Secretary of State of the State of Delaware on May 21, 2026.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting, the Company’s shareholders voted on the matters set forth below. Below are the final vote results from the 2026 Annual Meeting.
Proposal 1: The following nominees were elected by majority vote to serve on the Board of Directors for one-year terms expiring at the next annual meeting of shareholders:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Gerard J. Arpey	702,196,749	15,710,528	1,118,494	130,876,592
Ari Bousbib	691,613,904	26,299,750	1,112,117	130,876,592
Jeffery H. Boyd	655,391,197	62,548,294	1,086,280	130,876,592
Gregory D. Brenneman	696,091,718	21,854,913	1,079,140	130,876,592
J. Frank Brown	683,033,820	34,895,036	1,096,915	130,876,592
Edward P. Decker	677,453,724	37,677,735	3,894,312	130,876,592
Wayne M. Hewett	685,104,518	32,860,006	1,061,247	130,876,592
Manuel Kadre	713,560,939	4,339,500	1,125,332	130,876,592
Stephanie C. Linnartz	713,542,818	4,416,668	1,066,285	130,876,592
Paula A. Santilli	706,880,819	10,597,933	1,547,019	130,876,592
Caryn Seidman-Becker	702,460,806	15,004,501	1,560,464	130,876,592
Asha Sharma	710,478,385	7,419,441	1,127,945	130,876,592
Proposal 2: The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2027 was ratified.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
801,070,887	47,512,324	1,319,152	N/A
Proposal 3: The advisory vote to approve executive compensation as set forth in the 2026 Proxy Statement was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
671,264,064	44,192,869	3,568,838	130,876,592

Proposal 4: The Company’s proposal regarding the adoption of an amendment to the Company’s Charter to add officer exculpation was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
643,779,255	73,036,610	2,209,906	130,876,592
Proposal 5: The Company’s proposal regarding the implementation of miscellaneous amendments to the Company’s Charter was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
706,316,924	10,334,366	2,374,481	130,876,592
Proposal 6: A shareholder proposal regarding the evaluation of the recycling-related plastics targets was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,094,427	703,282,325	9,649,019	130,876,592
Proposal 7: A shareholder proposal regarding a report on packaging policies for plastics was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
123,822,119	586,814,951	8,388,701	130,876,592
Proposal 8: A shareholder proposal regarding a report on customer data privacy risks was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
62,948,880	645,876,261	10,200,630	130,876,592
Proposal 9: A shareholder proposal regarding an independent board chair was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
186,314,484	529,442,336	3,268,951	130,876,592
Proposal 10: A shareholder proposal regarding a biodiversity impact and dependency assessment was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
101,565,129	608,334,900	9,125,742	130,876,592
Proposal 11: A shareholder proposal regarding a report on sufficiency of associates’ access to healthcare was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
57,856,691	651,068,729	10,100,351	130,876,592
Proposal 12: A shareholder proposal regarding a report on discrimination in charitable support was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,329,736	703,080,320	9,615,715	130,876,592
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
3.1	Restated Certificate of Incorporation of The Home Depot, Inc., dated May 21, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

Date: May 26, 2026	By:	/s/ Teresa Wynn Roseborough
	Name:	Teresa Wynn Roseborough
	Title:	Executive Vice President, General Counsel and Corporate Secretary
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